LCI INDUSTRIES LCI Industries Investor Presentation 1

LCI INDUSTRIES Forward-Looking Statements 2

LCI INDUSTRIES LCI at a Glance FISCAL YEAR 2018 Leading supplier of premium components to the KEY METRICS recreational vehicle, manufactured housing, trailer, bus, marine and heavy truck industries. $2.5B $5.83 IN ANNUAL SALES EPS 8% $5.86 ADJUSTED EPS* OPERATING MARGIN 3 * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES Investment Case • Leading market share with unmatched depth and breadth of products • Strong track record of financial performance • Deep culture rooted in innovation and technology • Expansion opportunities leveraging core strengths in attractive adjacent industries • Compelling industry tailwinds, including high-margin growing aftermarket, robust millennial demand, and trends in adventure camping • Proven strategy to support global expansion and diversification • Track record of accretive M&A • Strong balance sheet and ROIC 4

LCI INDUSTRIES Unmatched Breadth and Depth of Product Offerings Product Lines Industries • Electronics • Axles • Heavy Truck • Furniture • Towable RV Chassis • RV OEM • Modular Housing • Showers/Sinks • Baggage Doors • RV Aftermarket • Cargo • Mattresses • Leveling Systems • Marine • Train • Doors • Suspension Enhancements • Bus • Awnings • Audio Visual Electronics • Fleet • Steps • Truck Camper Accessories • Slide Out Mechanisms • Windows and Windshields 5

LCI INDUSTRIES Sales Trend ($M) Operating Income ($M) 214 2,476 201 199 2,148 1,679 1,403 116 Financial 1,191 95 Performance 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 • 2018 Net Sales of $2.5B – highest in Balanced Capital Allocation ($M) Diluted EPS $393 company history and up 15% from 2017 Dividends Stock Repurchases 15% $5.76 $5.86 7% $5.20 Acqusitions Capital Expenditures $199 • Net sales from M&A completed in 2018 47% $149 $3.02 $128 26% $2.56 totaled $231 million $118 27% 31% 72% 41% 38% 31% 35% 44% 28% 25% 35% 2014 2015 2016 2017 2018 2014 2015 2016 2017* 2018* 6 * Adjusted Diluted EPS in 2017 and 2018. See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES Culture of Innovation and Technology • Invested over $16 million in 2018 development, engineering and product testing • 107 team members across 19 locations dedicated to research and development • Patent protected technology • Pushing product development collaboratively with our customers • We are an integral part of our customers’ R&D teams 7

LCI INDUSTRIES Expanding Our Growth Potential(1) Appliances & Electronics Aftermarket RV 1,140 Doors, Windows, Mattresses, Opportunity 1,000 Furniture and Awnings $2,100 540 Travel Trailer Leveling 190 Electronics 130 Chassis and Axles 100 400 $7.4B Axles Adjacent 560 Opportunity 2,500 Doors, Windows, $1,760 Mattresses and Furniture International 800 Marine 8 (1) Amounts (in millions) represent Management’s estimate of the size of the (1) Amounts (in millions) represent Management’s estimateaddressableof the size of themarket,addressableexcludingmarket, excludingthe Company’sthe Company’scurrentcurrentnetnetsalessales totothosethosemarketsmarkets. .

LCI INDUSTRIES Evolving End Markets to Reduce Cyclicality 2016 Sales 2018 Sales 2022E Sales North America RV - OEM Adjacent Industries Aftermarket Europe / International Goal is to grow adjacent, aftermarket, and international to be 9 approximately 60% of sales by 2022 to reduce impacts of cyclical North American RV industry

INDUSTRY TRENDS LCI INDUSTRIES Positioned to Capitalize on Industry Tailwinds RV MARKET SHARE BY AGE 2018 % SALES BY END MARKET 25-34 35-44 45-54 International Aftermarket 55-64 65-74 75+ 30% Outdoor recreation 20% Adjacent industry Markets NA RV $734 billion 10% 0% 2014 2015 2016 2017 2018 Source: Statistical Surveys 10 Statistics provided by Kampgrounds of America (“KOA”) in 2019.

LCI INDUSTRIES High-Margin, Growing Aftermarket • LCI sells more than $1.5 billion in RV OEM components annually • Established a strong service department on the supply side • Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers • Used RV market is estimated to be double the size of the new RV market each year • Higher margins 11

LCI INDUSTRIES Capital Deployment Strategy Historical Use of Cash Cash Priorities Future Use of Cash Repurchases Disciplined Reinvestment to Drive Growth Dividends, 30% Dividends Target Debt / EBITDA Leverage of 1.0x to 1.5x Acquisitions, 40% Acquisitions Acquisitions that Align to Strategy and Financial Targets Return Capital to Shareholders Capex, 30% Capex Opportunistic Share Repurchases 12

LCI INDUSTRIES Global Expansion Opportunity • Europe is second to U.S. in RV unit production • Acquired Project 2000 in 2016 – European footprint expanding bed-lifts • Acquired Sessa Klein in 2017 – Train windows providing entry-point for caravan windows • Acquired Metallarte in 2017 – Entry and compartment doors for the caravan market • Acquired ST.LA. in 2018 – Expanding bed-lifts 13

LCI INDUSTRIES Acquisition Update • Expect M&A to be a contributor for growth over the coming years • Focused on acquisitions that are immediately accretive, bolt-on to existing product line, or expand into new geography Company Segment/Market Purchase Price Annualized Sales ($M) ($M) SessaKlein OEM Train 8.5 11 Lexington OEM Marine 40.1 60 Metallarte OEM RV 14.1 12 Taylor Made OEM & Aftermarket Marine 90.4 150 Hehr OEM & Aftermarket RV 51.5 55 STLA OEM RV 14.8 21 Smoker Craft OEM Marine 28.1 30 (furniture division) 14

LCI INDUSTRIES LCI INDUSTRIES Financial Overview 15

LCI INDUSTRIES Q1 2019 Financial Performance Consolidated Net Sales (in thousands) Content Per Vehicle $2,328 $2,500 $650,492 $592,172 Motorhomes $3,317 $3,504 Towables First Quarter 2018 First Quarter 2019 First Quarter 2018 First Quarter 2019 (21%) +19% +20% +49% RV OEM ADJACENT AFTERMARKET INTERNATIONAL MARKETS 16

LCI INDUSTRIES Consolidated Financials ($ in millions expect per 2014 2015 2016 2017 2018 share data) • Net Sales $1,191 $1,403 $1,679 $2,148 $2,476 • Operating Profit 96 116 201 214 199 % of sales 8.1% 8.3% 12.0% 10.0% 8.0% Net Income 62 74 130 133 149 • Diluted EPS 2.56 3.02 5.20 5.24 5.83 Cash Dividends (per share) 2.00 2.00 1.40 2.05 2.35 17

LCI INDUSTRIES OEM Segment $ in millions 2014 2015 2016 2017 2018 Sales $1,127 $1,300 $1,548 $1,977 $2,243 • Operating 89 105 181 190 167 Profit • % of Sales 8.0% 8.2% 11.7% 9.6% 7.5% • RV Wholesale Shipments 600 500 400 Thousands 300 • 200 100 0 • 2014 2015 2016 2017 2018 2019E 18

LCI INDUSTRIES Increasing OEM Content Per Vehicle Content per New Towable RV • $3,504 $3,263 $3,450 $3,022 $2,816 $2,987 • 2014 2015 2016 2017 2018 1Q19 Content per New Motorhome RV • $2,491 $2,500 $2,219 $2,011 $1,810 $1,602 • At industry production levels for the period ended September 2018, each $100 increase in 19 content adds approximately $43 million in sales for LCII. 2014 2015 2016 2017 2018 1Q19

LCI INDUSTRIES Aftermarket Segment • $ in millions 2014 2015 2016 2017 2018 Sales $64 $103 $131 $171 $233 Operating 9 15 20 24 31 • Profit % of Sales 14.1% 14.6% 15.3% 14.0% 13.4% • • 20

LCI INDUSTRIES Balance Sheet Supports Growth $ in millions 2014 2015 2016 2017 2018 Cash & Equivalents - $12 $86 $26 $15 Accounts Receivable 38 42 57 82 122 Inventory 132 171 189 275 341 Other Assets 374 398 455 563 766 Total Assets 544 623 787 946 1,244 Accounts Payable 50 30 51 79 78 Total Debt 16 50 50 50 294 Other Liabilities 83 104 136 164 166 Total Liabilities 149 184 237 293 538 Total Equity 395 439 550 653 706 • • 21

LCI INDUSTRIES LCI INDUSTRIES Appendix 22

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Income before Provision for Effective Diluted earnings $ in thousands, except per share amounts income taxes income taxes Net income tax rate per share Year ended December 31, 2018 As reported GAAP $192,352 $43,801 $148,551 23% $5.83 Impact of TCJA(1) - (612) 612 (1)% 0.03 Adjusted non-GAAP $192,352 $43,189 $149,163 22% $5.86 Year ended December 31, 2017 As reported GAAP $212,844 $79,960 $132,884 38% $5.24 Impact of TCJA(1) - (13,209) 13,209 (7)% 0.52 Adjusted non-GAAP $212,844 $66,751 $146,093 31% $5.76 23